Wachovia Investor Conference

Asset and Wealth Management

Bob Kniejski, EVP

March 29, 2001

WACHOVIA

Forward Looking Statement

"These presentation materials and discussion contain forward-looking statements regarding Wachovia Corporation ("Wachovia"), including, without limitation, statements relating to Wachovia's expectations with respect to revenue, credit losses, levels of nonperforming assets, expenses, earnings and other measures of financial performance. Words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the expectations expressed in such forward-looking statements: (1) business increases, productivity gains and other investments are lower than expected or do not occur as quickly as anticipated; (2) competitive pressures among financial services companies increase significantly; (3) the strength of the United States economy in general and/or the strength of the local economies of the states in which Wachovia conducts operations changes; (4) trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, change; (5) inflation, interest rates and/or market conditions fluctuate; (6) conditions in the stock market, the public debt market and other capital markets deteriorate; (7) Wachovia fails to develop competitive new products and services and/or new and existing customers do not accept these products and services; (8) financial services laws and regulations change; (9) technology changes and Wachovia fails to adapt to those changes; (10) consumer spending and saving habits change; (11) unanticipated regulatory or judicial proceedings occur; and (12) Wachovia is unsuccessful at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements may also be included in reports that Wachovia files with the Securities and Exchange Commission.

Wachovia cautions that the foregoing list of factors is not exclusive and not to place undue reliance on forward-looking statements. Wachovia does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed during this presentation.

WACHOVIA

Asset and Wealth Management

Executing a major growth thrust for Wachovia



WACHOVIA

Asset & Wealth Management (AWM) has delivered significant growth

Revenue and Profit Contribution

($ millions)



763
612
380
324
248
205
205
179
125
109
71
60
1995
1996
1997
1998
1999
2000

Revenue

CAGR = 30%

Profit Contribution

CAGR = 28%

WACHOVIA

AWM's vision is clear and achievable

Distinguish Wachovia as the preferred provider of holistic and integrated investment and wealth management services in the Southeast and selected national markets.

AWM has three distinct business models

Wealth Management	Investment Advisory and Securities Brokerage	Institutional Client Services
Private Financial Advisors	***Wachovia Securities***	Executive Services
($500,000 -$10,000,000)	($25,000 +)	Charitable Services
Financial Advisors	Investment Consultants [Wachovia Branches]	Retirement Services
Investment Management Advisors	IJL Wachovia Financial Consultants [Regional Brokerage]	Commercial Property and Casualty Insurance
Estate Planning Advisors	Investments Direct [On-line/Discount]	
Insurance Advisors	CapTrust [Independent]	
OFFITBANK		
($10,000,000 +)		

WACHOVIA

AWM has a robust product set (proprietary/ non-proprietary) to serve clients' unmet needs

	Wealth Management	Investment Advisory and Securities Brokerage	Institutional Client Services
Investment Management	Open Architecture • Equity Management • Fixed Income Management • Timberland Management • Alternative Investments • Securities Brokerage • Investment Manager Consulting • Equity Collars/Forwards • Mutual Funds • Annuities • Real Estate Advisory Services • Stock Option Strategies • Retirement Plans		
Estate, Planning and Trust Services	Estate Settlement • Estate Tax Planning • Charitable Gift Planning – Charitable Remainder Trusts – Charitable Lead Trusts – Wachovia Charitable Giving Fund – Family Foundations • Trusts – Revocable/Irrevocable Trusts – Generation Skipping – Testamentary – Credit Shelter – Dynasty Trust – Qualified Terminable Interest Property Trusts (QTIP) – Irrevocable Life Insurance Trust • Real Estate Management Services – Farm and Timberland Management – Environmental Inspections – Risk Evaluations • Financial and Tax Planning • Retirement Services		
Risk Management and Liquidity Services	Life Insurance – Whole Life – Universal Life – Term Insurance – Second-to-Die Insurance – Variable Life • Disability Income • Long-Term Care • Commercial Property and Casualty • Business capabilities – COLI – Split Dollar – Non-Qualified Deferred Compensation		
Credit Services	Customized Credit • Liquidity Financing • Investment Lending • Mortgage and Real Estate Lending • Professional Practice Lending • Securitized Lending for Diversification and Risk Management • Margin Lending for Stock Option Exercise • Rule 144-145 Stock Lending Lending Against Derivatives • Lending Against Qualified Replacement Property • Yacht and Aircraft Financing • Wachovia Travel Rewards® Visa® Gold Card		

WACHOVIA

Strategic acquisitions have added important capabilities and centers of expertise

- Wealth Management
- Investment Advisory and Securities Brokerage
- Institutional Client Services

Investment Management	Open Architecture • Equity Management • Fixed Income Management • Timberland Management • Alternative Investments • Securities Brokerage • Investment Manager Consulting • Equity Collars/Forwards • Mutual Funds • Annuities • Real Estate Advisory Services • Stock Option Strategies • Retirement Plans
Estate, Planning and Trust Services	Estate Settlement • Estate Tax Planning • Charitable Gift Planning – Charitable Remainder Trusts – Charitable Lead Trusts – Wachovia Charitable Giving Fund – Family Foundations • Trusts – Revocable/Irrevocable Trusts – Generation Skipping – Testamentary – Credit Shelter – Dynasty Trust – Qualified Terminable Interest Property Trusts (QTIP) – Irrevocable Life Insurance Trust • Real Estate Management Services – Farm and Timberland Management – Environmental Inspections – Risk Evaluations • Financial and Tax Planning • Retirement Services
Risk Management and Liquidity Services	Life Insurance – Whole Life – Universal Life – Term Insurance – Second-to-Die Insurance – Variable Life • Disability Income • Long-Term Care • Commercial Property and Casualty • Business capabilities – COLI – Split Dollar – Non-Qualified Deferred Compensation
Credit Services	Customized Credit • Liquidity Financing • Investment Lending • Mortgage and Real Estate Lending • Professional Practice Lending • Securitized Lending for Diversification and Risk Management • Margin Lending for Stock Option Exercise • Rule 144-145 Stock Lending • Lending Against Derivatives • Lending Against Qualified Replacement Property • Yacht and Aircraft Financing • Wachovia Travel Rewards® Visa® Gold Card

• Wachovia Asset Management • Barry, Evans, Josephs & Snipes
• OFFITBANK Asset Management • Davis Baldwin • Hamilton, Dorsey, Alston
• Wachovia Insurance Services

WACHOVIA

All three business models draw on the skills of our expert centers

	Wealth Management	Investment Advisory and Securities Brokerage	Institutional Client Services
Investment Management	Open Architecture • Equity Management • Fixed Income Management • Timberland Management • Alternative Investments • Securities Brokerage • Investment Manager Consulting • Equity Collars/Forwards • Mutual Funds • Annuities • Real Estate Advisory Services • Stock Option Strategies • Retirement Plans		
Estate, Planning and Trust Services	Estate Settlement • Estate Tax Planning • Charitable Gift Planning – Charitable Remainder Trusts – Charitable Lead Trusts – Wachovia Charitable Giving Fund – Family Foundations • Trusts – Revocable/Irrevocable Trusts – Generation Skipping – Testamentary – Credit Shelter – Dynasty Trust – Qualified Terminable Interest Property Trusts (QTIP) – Irrevocable Life Insurance Trust • Real Estate Management Services – Farm and Timberland Management – Environmental Inspections – Risk Evaluations • Financial and Tax Planning • Retirement Services		
Risk Management and Liquidity Services	Life Insurance – Whole Life – Universal Life – Term Insurance – Second-to-Die Insurance – Variable Life • Disability Income • Long-Term Care • Commercial Property and Casualty • Business capabilities – COLI – Split Dollar – Non-Qualified Deferred Compensation		
Credit Services	Customized Credit • Liquidity Financing • Investment Lending • Mortgage and Real Estate Lending • Professional Practice Lending • Securitized Lending for Diversification and Risk Management • Margin Lending for Stock Option Exercise • Rule 144-145 Stock Lending • Lending Against Derivatives • Lending Against Qualified Replacement Property • Yacht and Aircraft Financing • Wachovia Travel Rewards® Visa® Gold Card		

Expert Centers

Estate Settlement • Real Estate • Tax Services • Financial Planning • Investment Consulting • Trust Center • Technology Solutions

WACHOVIA

AWM expects to continue to deliver impressive growth



220
140-190
170
Core Growth
130-170
150
PFA Market Acceleration Project
• Improve PFA sales team effectiveness
• Deploy additional PFA teams
25-75
50
Increased investment penetration in franchise
• AWM
• RFS
• CFS
25-45
35
Effective business portfolio management
• OFFITBANK
• Asset Management
• Institutional Client Services
• Insurance
• Complementary new businesses
540-700
625
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Projected continued growth in the affluent population presents tremendous opportunity

Expected Compound Annual Growth Rates (2000-2005)


Affluent Households
Wealth Market Households
Pentamillionaire Households
Millions
12%
7%
20%
10.8
19.4
33.5
1.8
3.7
5.1
.09
.53
1.35
1994 2000 2005
1994 2000 2005
1994 2000 2005

WACHOVIA

Source: SpectremGroup

Population growth suggests the opportunity is especially rich in Wachovia's footprint

Home-State markets grew substantially faster than other US markets


9.6%


11%
15.4%
11.5%
20.2%
16.8%

WACHOVIA

Source: 2000 Census

Significant growth is available in existing Wachovia client relationships

Annual spending for financial services

	5 State Market	Existing Wachovia Relationships
Affluent HH's	2.7 million	410,000
Affluent Wallet	$18,189	$18,189
Potential	$50 billion	$7 billion
Investor HH's	8.2 million	1.2 million
Investor Wallet	$13,690	$13,690
Potential	$113 billion	$16 billion

WACHOVIA

Source: Spectrum Group, AWM Financial Analysis

Robust market opportunity supports our ability to achieve our financial goals

- Tremendous growth in individual wealth
- Annual spending by existing 5 state and Wachovia affluent and investor households on financial services
- Market highly fragmented, no dominant players
- Many competitors still pursuing product or silo-based approaches
- Affluent segment under-served and frustrated

AWM's strategy has three main components

- Expand Wealth Management Business Model
- Implement unique Investment Advisory and Securities Brokerage Business Model
- Optimize Asset and Wealth Management's Business/Product Portfolio

WACHOVIA

The Market Acceleration Project will help expand the Wealth Management model



540-700
25-45
25-75
130-170
140-190
220
170
150
50
35
625
Core Growth
PFA Market Acceleration Project
• Improve PFA sales team effectiveness
• Deploy additional PFA teams
Increased investment penetration in franchise
• AWM
• RFS
• CFS
Effective business portfolio management
• OFFITBANK
• Asset Management
• Institutional Client Services
• Insurance
• Complementary new businesses
2001
2000
Profit Contribution ($ millions)

WACHOVIA

Private Financial Advisor (PFA) teams already have a significant presence in the market

- Comprehensive, holistic and integrated wealth management including financial, estate, charitable and tax planning, investment counseling, portfolio management, insurance, banking and credit for the affluent client
- 36 teams comprised of over 225 advisors serving 50 market locations and 41,000 households
- 52 Personal Trust Advisors support PFA teams and serve over 13,000 accounts
- Credit and securities advisors augment PFA teams

PFA keenly focuses on the client and leverages a team of experts


Client
Financial Advisor
Relationship Management
Financial Planning
Banking/Credit
Insurance Advisor
(Risk Management / Liquidity)
Charitable Advisor
(Charitable Planning/Giving)
Securities Advisor
(Securities Brokerage
Investment Consulting)
Personal Trust Advisor
(Trusts/Real Estate Management)
Investment
Management Advisor
(Portfolio Management)
Credit Advisor
(Customized Credit/
Banking Services)
Estate
Planning Advisor
(Estate Planning/Wealth Transfer)

The PFA model has delivered robust sales growth and enhanced client profitability

Sales performance – 1997-2000
CAGR


187%
47%
27%
32%
35%
Deposits
Loans
Estate Planning
Investment Management
Insurance*

Household transfers in 2000
Annual change in profitability


57%
26%
All Clients
Top 20%

*Sales performance since 1998

WACHOVIA

The Market Acceleration Project will increase sales team effectiveness and capacity

Improve existing PFA sales team effectiveness

- Institutionalize financial integration approach to ongoing relationship management
- Free up existing PFA team capacity
- Leverage warm leads from CFS, RFS, and local community networks
- Focus on predictable trigger events - “money in motion”
- Enhance client profitability

Deploy additional PFA teams in high-opportunity markets

- Add 25-30 new teams to intensify coverage in region
- Create “SWAT” team capability to capture high skill or peak demand opportunities and enhance linkage with CFS

WACHOVIA

The Market Acceleration Project is delivering compelling results in Charlotte

Nov 00 - Feb 01



Closed Leads
54%
46%
With Sale
Without Sale
Client Profit Per Month
$500
$555
Expected After 6 Months
Actual After 4 Months
Closed Referrals
12
14.5
Expected
Actual

WACHOVIA

The Market Acceleration Project identifies markets with the greatest opportunity to deploy new teams

Improve existing PFA sales team effectiveness

- Institutionalize financial integration approach to ongoing relationship management
- Free up existing PFA team capacity
- Leverage warm leads from CFS, RFS, and local community networks
- Focus on predictable trigger events - "money in motion"
- Enhance client profitability

Deploy additional PFA teams in high-opportunity markets

- Add 25-30 new teams to intensify coverage in region
- Create "SWAT" team capability to capture high skill or peak demand opportunities and enhance linkage with CFS

WACHOVIA

The second component of AWM's strategy focuses on developing a unique bank/brokerage model

- Expand Wealth Management Business Model
- Implement unique Investment Advisory and Securities Brokerage Business Model
- Optimize Asset and Wealth Management's Business/Product Portfolio

WACHOVIA

The Investment Advisory model will focus on increasing investment penetration in all lines of business


540-700
25-45
25-75
130-170
140-190
220
170
150
50
35
625
Core Growth
PFA Market Acceleration Project
• Improve PFA sales team effectiveness
• Deploy additional PFA teams
Increased investment penetration in franchise
• AWM
• RFS
• CFS
Effective business portfolio management
• OFFITBANK
• Asset Management
• Institutional Client Services
• Insurance
• Complementary new businesses
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Wachovia Securities has a significant physical presence in the footprint...

- Investment advisory, consulting and securities brokerage services enhanced with comprehensive financial, estate and charitable planning, insurance, trust, banking and asset management services
- 450 IJL Wachovia financial consultants located in 65 IJL Wachovia locations and 150 Wachovia investment consultants covering 654 Wachovia branches
- Over 200,000 client relationships with more than $30 billion in client assets in Georgia, the Carolinas, Florida, Virginia and Tennessee

WACHOVIA

…that is complemented by integrated on-line services

- Investments Direct provides on-line investing and discount brokerage services integrated with on-line banking services to over 35,000 clients with $4 billion in assets; access to over 500,000 on-line banking clients

WACHOVIA

Wachovia Securities has delivered exceptional growth rates



Revenue and Profit Contribution
($ millions)
53
70
235
323
7
20
34
45
1997
1998
1999
2000
Revenue
CAGR = 82%
Profit Contribution
CAGR = 81%

WACHOVIA

AWM is focused on simplifying its investment advisory business model to enable greater penetration of investment services into the existing franchise

- Continue migration to investment advisory/ consulting model
- Simplify business models with a "breakthrough bank" brokerage model

The new Investment Advisory and Securities Brokerage model leverages existing capabilities, simplifies the business and provides a single point of access for the client

Investment Advisory and Securities Brokerage		Investment Advisory and Securities Brokerage
Wachovia Securities ($25,000 +) Investment Consultants [Wachovia Branches] IJL Wachovia Financial Consultants [Regional Brokerage] Investments Direct [On-line/Discount] CapTrust [Independent]	→	*Wachovia Securities* Fully integrated sales force One brand, product set, technology platform, management team Client access to internet delivery of investment advisory services, online investing, telephone brokers and self-service transactions

WACHOVIA

Successful implementation requires new approaches to the investment business

- Continue migration to investment advisory/ consulting model
- Simplify business models with a breakthrough bank brokerage model
- Enhance Private Financial Advisors model with securities brokerage capabilities
- Execute programs with Retail Financial Services to build an integrated and coordinated approach to investment relationships

The third component of AWM's strategy requires a disciplined approach to managing businesses and products

- Expand Wealth Management Business Model
- Implement unique Investment Advisory and Securities Brokerage Business Model
- Optimize Asset and Wealth Management's Business/Product Portfolio

WACHOVIA

Optimizing the business and product portfolios provides earnings lift



540-700
25-45
25-75
130-170
140-190
220
170
150
50
35
625
Core Growth
PFA Market Acceleration Project
• Improve PFA sales team effectiveness
• Deploy additional PFA teams
Increased investment penetration in franchise
• AWM
• RFS
• CFS
Effective business portfolio management
• OFFITBANK
• Asset Management
• Institutional Client Services
• Insurance
• Complementary new businesses
2001
2006
Profit Contribution ($ millions)

WACHOVIA

AWM contains specialized businesses that enhance the value proposition to clients

Specialized Businesses

Charitable Services

Executive Services

OFFITBANK

Retirement Services

Wachovia Asset Management

Wachovia Insurance Services

- Increase penetration of products through existing distribution
- Enhance ultra high net worth model

WACHOVIA

OFFITBANK serves an important niche

- Comprehensive wealth management including financial, estate, charitable and tax planning, investment counseling, portfolio management, insurance, banking and credit for the ultra high net worth client ($10 million or more in investable assets)
- Over 1,000 client relationships with more than $15 billion in assets under management

OFFITBANK will continue to strengthen its market presence

- Implement integrated wealth management model
- Strengthen presence in existing Wachovia markets to extend wealth management model to ultra high net worth customers (Atlanta, Charlotte, Palm Beach, Winston-Salem)
- Continue customer growth within existing OFFITBANK markets (New York, San Francisco, Miami)

WACHOVIA

Insurance has become an important element of client relationships

Specialized Businesses

Charitable Services

Executive Services

OFFITBANK

Retirement Services

Wachovia Asset Management

Wachovia Insurance Services

- Increase penetration of products through existing distribution
- Enhance ultrahigh net worth model
- Expand insurance business to complement relationship strategies

Wachovia Insurance Services has delivered robust growth

Written Premiums, Revenue and Profit Contribution

($ millions)



18
29
63
84
13
17
25
39
5
7
11
15
1997
1998
1999
2000

Written Premiums

CAGR = 67%

Revenue

CAGR = 44%

Profit Contribution

CAGR = 43%

WACHOVIA

Insurance has become an important business

- # 1 producing bank agency for Jefferson-Pilot
- # 2 producing bank agency for GE Capital
- # 1 writer of personal lines premium for Chubb in the southeast
- #1 writer of P&C premium for SAFECO in the southeast
- Wachovia's dedicated life agents' average face policy and premiums for variable life products are 5 times higher than industry averages*
- WIS commission revenues places it in the top 25 agencies in the U.S.**

* LIMRA Study
** Includes Hamilton, Dorsey, Alston

WACHOVIA

Technology will continue to be an important point of differentiation...

Specialized Businesses

Charitable Services

Executive Services

OFFITBANK

Retirement Services

Wachovia Asset Management

Wachovia Insurance Services

- Increase penetration of products through existing distribution
- Enhance ultrahigh net worth model
- Expand insurance business to complement relationship strategies
- Leverage technology to complement relationship models

WACHOVIA

...both from a client perspective...



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Shares/ Par Value	CUSIP	Ticker	Asset Description	Purchase Date	Federal Tax Cost	Current Unit Price	Market Value	Unrealized Gain/Loss
EQUITY INVESTMENTS								
EQUITY INVESTMENT FUNDS								
DOMESTIC FUNDS								
1,840.2683	99AA01109		WB CHARITABLE EQUITY FUND	12/5/99	171,524.55	96.0092	176,682.72	5,158.17
TOTAL DOMESTIC FUNDS					171,524.55		176,682.72	5,158.17
TOTAL EQUITY INVESTMENT FUNDS					171,524.55		176,682.72	5,158.17
TOTAL EQUITY INVESTMENTS					171,524.55		176,682.72	5,158.17
FIXED INCOME INVESTMENT								
TAXABLE BOND FUNDS								
FIXED INCOME FUNDS								
1,031.0972	99AA01197		WB CHARITABLE FIXED INCOME FUND	12/5/99	112,321.87	110.3321	113,763.11	1,441.24
73.4240	99AA01197		WB CHARITABLE FIXED INCOME FUND	6/10/00	8,003.20	110.3321	8,101.11	97.91
27.3020	99AA01197		WB CHARITABLE FIXED INCOME FUND	9/24/00	3,000.89	110.3321	3,012.38	11.49
TOTAL FIXED INCOME FUNDS					123,325.96		124,876.60	1,550.64
TOTAL TAXABLE BOND FUNDS					123,325.96		124,876.60	1,550.64

WACHOVIA

...both from a client perspective...



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The Market closed lower Friday with tech stocks leading the decline as investors remained concerned about lower corporate profits.
(Due to maintenance, Macro World websites will be down Sunday, March 18, from 7am to 4pm.)
Economic reports:
• Producer Prices for February are up 0.1%, with the Core Rate (excluding food & energy) down 0.3% - better than expected;
• Housing Starts in February declined 0.4% to 1.647 mil units;
• Industrial Production for February is down 0.6%;
• Capacity Utilization for the Manufacturing sector in Feb is 78.4%, down from Jan's 78.8%;
• Consumer Sentiment (preliminary) for March is 91.8, up from 90.6.
Market Close: 03/16/2001
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...both from a client perspective...



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Markets continue trading slightly higher across the board.
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Agilent Technologies reports earnings share rose 69% to$0.66/shr - Full story.
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WACHOVIA

…and a relationship manager perspective



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Financial Snapshot (from Reviews/Plans)
Total Assets $4,386,539.17
Total Liabilities $1,344,088.00
Net Worth $3,042,451.17
Total Wallet $5,730,627.17
WB Wallet $874,034.07
WB Wallet Share 15.25 %
Wachovia Services as of February 28, 2001
(for WCCIF Household "ROGER TANDON DBA RAM CORP")
Deposits $6,012.62
Loans $0.00
Brokerage $409,119.33
Margin Loans $0.00
Trust $458,902.12
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WACHOVIA

…and a relationship manager perspective



portfolio manager
ALLOCATION
PERCENTILES
CURRENT
PORTFOLIO
ALTERNATIVE
PORTFOLIO
return
risk
start
MONTECARLO SIMULATOR
stop
STRESS TESTING
TIME FRAME
SPEED
$ 2,000,000
$ 1,740,000
$ 1,480,000
$ 1,220,000
$ 960,000
$ 700,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

WACHOVIA

…and a relationship manager perspective



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WACHOVIA

Wachovia will continue to reposition or exit non-strategic businesses

Specialized Businesses

Charitable Services

Executive Services

OFFITBANK

Retirement Services

Wachovia Asset Management

Wachovia Insurance Services

- Increase penetration of products through existing distribution
- Enhance ultrahigh net worth model
- Expand insurance business to complement relationship strategies
- Leverage technology to complement relationship models
- Continue creative destructionism of non-strategic businesses

WACHOVIA

AWM will be successful in the future due to several critical success factors

- Attractive, high-growth markets

AWM continues to strategically invest in attractive markets

- San Francisco
- New York City
- Bristol, TN
- Memphis, TN

Affluent Market Households by MSA

- 100,000 to 400,000
- 50,001 to 100,000
- 10,001 to 50,000
- 2,501 to 10,000
- 0 to 2,500

- Current PFA Locations
- Proposed PFA Locations
- IJL Wachovia Locations
- OFFITBANK Locations


Norfolk, et al, VA-NC
Asheville, NC
Atlanta, GA
Wilmington, NC
Charleston et al, SC
Hilton Head, SC
Savannah, GA
Tampa et al, FL
Fort Lauderdale, FL
Miami, FL

WACHOVIA

AWM will be successful in the future due to several critical success factors

- Attractive, high-growth markets
- Wachovia franchise, culture
- Strategic focus
- Proven business models/ability to execute
- Integrated compensation, reward programs
- Corporate/market alignment

Success factors unique to Wachovia provides AWM the opportunity to achieve its financial objectives


540-700
25-45
25-75
130-170
140-190
220
170
150
50
35
625
Core Growth
PFA Market Acceleration Project
• Improve PFA sales team effectiveness
• Deploy additional PFA teams
Increased investment penetration in franchise
• AWM
• RFS
• CFS
Effective business portfolio management
• OFFITBANK
• Asset Management
• Institutional Client Services
• Insurance
• Complementary new businesses
2001
2006
Profit Contribution ($ millions)

WACHOVIA

AWM strategy is fully aligned with Wachovia's overall strategy

Elements of the overall strategy

Long-term elements

Growth Thrusts	Satisfy Unmet Needs	Accelerate Entrance/Exit
• PFA Expansion – MAP project • Wachovia Securities strategy • OFFITBANK expansion	• Financial Integration • Bank/brokerage integrated delivery • AWM/CFS relationship model	• Retirement Services processing • DavisBaldwin – commercial P&C insurance • Asset Management product expansion • SWAT team deployment

Bridging elements

Simplicity & Flexibility	Performance Programs
• Asset and Wealth Management business model simplification	• PFA sales team effectiveness – MAP project • Investment relationship delivery – Wachovia Securities strategy

WACHOVIA

WACHOVIA